UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2011 (April 19, 2011)

FIRST FARMERS AND MERCHANTS CORPORATION

(Exact name of registrant as specified in its charter)

Tennessee	000-10972	62-1148660
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

816 South Garden Street Columbia, Tennessee	38402-1148
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (931) 388-3145

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.07.  Submission of Matters to a Vote of Securities Holders.

First Farmers and Merchants Corporation (the “Corporation”) held its annual meeting of shareholders on April 19, 2011 (the “Annual Meeting”). At the Annual Meeting, the shareholders of the Corporation voted on the following proposals:

•                  The election of 15 directors to the Corporation’s Board of Directors;

•                  An advisory vote on the compensation of the named executive officers; and

•                  An advisory vote on the frequency of the advisory vote on the compensation of the named executive officers.

For more information about the foregoing proposals, see the Company’s proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on March 23, 2011. The number of votes cast for or against, as well as abstentions and broker non-votes, if applicable, with respect to each proposal is set out below.

Proposal 1:  Election of Directors

The Corporation’s shareholders elected each of the 15 nominees to serve as directors of the Corporation until the 2012 annual meeting of shareholders or until his or her successor is qualified and elected.  The voting results are set forth below:

Director Nominee	For	Withheld	Broker Non-Vote
Kenneth A. Abercrombie	3,446,870	72,672	348,551
James L. Bailey, Jr.	3,451,974	67,568	348,551
M. Darlene Baxter	3,448,486	71,056	348,551
Jonathan M. Edwards	3,452,806	66,736	348,551
Tom Napier Gordon	3,452,194	67,348	348,551
Dalton M. Mounger	3,453,026	66,516	348,551
Timothy E. Pettus	3,439,960	79,582	348,551
Dr. Joseph W. Remke, III	3,449,760	69,782	348,551
Patrick J. Riley	3,453,026	66,516	348,551
Matthew C. Scoggins, Jr.	3,453,026	66,516	348,551
T. Randy Stevens	3,429,595	89,947	348,551
W. Lacy Upchurch	3,452,134	67,408	348,551
William R. Walter	3,450,854	68,688	348,551
Dan C. Wheeler	3,451,686	67,856	348,551
Dr. David S. Williams	3,452,134	67,408	348,551

Proposal 2:  Advisory Vote on Executive Compensation

The Corporation’s shareholders adopted a resolution to approve, on an advisory basis, the compensation of the named executive officers described in the Corporation’s proxy statement.  The voting results are set forth below:

For	Against	Abstention/Broker Non- Vote
3,174,860	246,395	446,838

Proposal 3:  Advisory Vote on the Frequency of an Advisory Vote on Executive Compensation

The Corporation’s shareholders expressed a non-binding preference to hold the advisory vote on the compensation of the named executive officers every three years.  The voting results are set forth below:

1 Year	2 Years	3 Years	Abstention/Broker Non-Vote
1,045,452	103,432	2,124,291	594,918

Based on these results, the Corporation will hold an advisory vote on the compensation of the named executive officers every three years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FARMERS AND MERCHANTS CORPORATION

	By:	/s/ Patricia P. Bearden
Patricia P. Bearden
Treasurer

Date: April 22, 2011